                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[X]  Soliciting Material Pursuant to
     ss. 240.14a-12

                           PERSISTENCE SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

5)   Total fee paid:
     ___________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     ___________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
               _________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:
               _________________________________________________________________
          3)   Filing Party:
               _________________________________________________________________
          4)   Date Filed:
               _________________________________________________________________

In connection with the merger, Persistence Software plans to file a proxy statement with the Securities and Exchange Commission (the "SEC") and mail the proxy statement and related materials to stockholders of Persistence. Stockholders of Persistence are urged to read these materials when they become available because they will contain important information about Persistence, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Brian Tobin, Acting CFO, Persistence Software, 1720 South Amphlett Blvd, Third Floor, San Mateo, California, telephone: (650) 372-3600. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by Persistence and PSC with the SEC in connection with the merger at the SEC's web site at www.sec.gov.

Progress Software, Persistence Software and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from Persistence's stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of Persistence stock. Information about the directors and executive officers of Persistence and their ownership of Persistence stock is set forth in Persistence's proxy statement for its 2004 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.


The following is an email dated August 27, 2004 (including a press release and two FAQs) from Christopher Keene, the Chief Executive Officer of Persistence Software, Inc., to employees of Persistence Software in connection with the announcement of an Agreement and Plan of Merger (the "Merger Agreement") among Persistence Software, Progress Software Corporation and PSI Acquisition Sub, Inc. In addition, there is a series of slides, dated August 27, 2004, which were shown to Persistence employees in connection with the announcement of the Merger Agreement.

-----Original Message-------
From: Chris Keene [mailto:ckeene@persistence.com]
Sent: Monday, September 27, 2004 6:12 AM To:
Organization Persistence
Subject: Persistence acquisition by Progress


Persistence today is announcing that we have accepted an offer to be acquired by the ObjectStore division of Progress Software. As part of this acquisition, EdgeXtend will become the flagship caching product for ObjectStore.

In one step, this will give us the critical mass to bring our technology to a much broader market. At the same time, this deal eliminates the "business viability" questions that have made our sales efforts so difficult for the last two years.

Since our founding, the goal of Persistence has always been to have our technology win in the marketplace. Joining forces with Progress is our best path to achieving this goal. This is an exciting step for Persistence. We will have an all hands meeting at 10AM PDT to discuss the acquisition in more detail.

-        chris

Attachments:
1:  Press Release
2:  Persistence Employee FAQs

Conference call details for the all-hands meeting
When: Monday, Sep 27, 2004 10:00 AM (PDT). At the time of the meeting, click on the following link to attend.

http://www.placeware.com/cc/persistence/join?id=PRSW &role=attend&pw=79RGT3

Audio Information: Conf ID: 6694894 - US 888 827-8686; International 303 928-2620; London 44 (0) 207 663 8005; Paris 33 01 73 01 47 05

Alternate Attend Instructions:
    Go to: http://www.placeware.com/cc/persistence/join
    Your Name: (enter your name)
    Meeting ID: PRSW
    Meeting Password: 79RGT3

Safe Harbor Statement
Except for the historical information and discussions contained herein, statements contained in this release about PSC, Persistence and the merger may constitute "forward-looking statements" within the meaning of the

Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, Persistence's or PSC's inability to satisfy the conditions to closing of the merger, failure of Persistence's stockholders to approve the merger, the risk that Persistence's business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company's products, the growth rates of certain market segments, the positioning of the combined company's products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the internet, and the combined company's ability to penetrate international markets and manage its international operations. PSC and Persistence undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with PSC and Persistence and information concerning the merger, please refer to PSC's and Persistence's filings with the Securities and Exchange Commission, including PSC's and Persistence's annual reports on Form 10-K for the fiscal year ending 2003 and subsequently filed reports.


Christopher Keene, CEO
Persistence Software
www.persistence.com
650-372-3605

                           FREQUENTLY ASKED QUESTIONS

              PROGRESS SOFTWARE ACQUISITION OF PERSISTENCE SOFTWARE


WHO IS PERSISTENCE?

Persistence is a publicly-held software company of approximately 40 employees, with headquarters in San Mateo, CA. Founded in 1991, Persistence provides data access and caching infrastructure software designed to eliminate data access bottlenecks within enterprise applications by optimizing database access. Its products provide a data services layer for data-intensive applications that delivers breakthrough application performance, scalability, availability and developer productivity, which translates to significant savings in infrastructure and operational costs.

WHY THIS ACQUISITION?

ObjectStore, a Progress operating company, is pursuing growth opportunities in the market for real-time data services (RTDS) solutions, and the addition of Persistence accelerates the position ObjectStore has established. Historically, ObjectStore has competed as a vendor of object databases and it continues to offer the industry's leading product in that category. However, more recently, ObjectStore has introduced products for event processing (ObjectStore Event Engine, RFID Accelerator and Trading Accelerator) and data caching (ObjectCache). Collectively, these initiatives provide real time data management for service oriented architectures, or RTDS. Persistence products will significantly enhance ObjectStore's ability to develop and deploy data caching solutions, a key component of the RTDS strategy. Both ObjectStore and Persistence believe that as organizations continue to deploy new service-oriented architectures (SOA) or took for better ways to manage ever increasing volumes of enterprise data and events, the ability to provide a compelling set of data services - such as caching - for transaction-intensive, distributed applications will be an important growth opportunity.

WHAT IS THE SYNERGY BETWEEN OBJECTSTORE AND PERSISTENCE?

     1. SHARED VISION. ObjectStore and Persistence both provide RTDS products that enable the real time enterprise, which can respond immediately to fast-changing business events and data.

     2. PRODUCT SYNERGY. Persistence has unique strengths in the area of object-relational mapping and data modeling that enhance the deployment of data caching solutions in distributed, multi-tiered environments. Persistence also offers impressive flexibility with its support for multiple programming language environments (C++, Java, C#), multiple databases, and different application server environments. These Persistence features are complementary to ObjectStore's own performance and scalability strengths - available through its Cache-Forward(TM) Architecture and Virtual Memory Management technologies.

     3. SHARED MARKET FOCUS. ObjectStore and Persistence both have a strong presence in the financial services, transportation and telecommunications markets, and provide technologies for enterprise software developers and independent software vendors.

HOW WILL THIS AFFECT EXISTING PERSISTENCE CUSTOMERS?

Since Persistence technology will become an important component of ObjectStore's real-time data service strategy, customers can expect a strong commitment to research & development on the solid foundation of Persistence technology.

WILL PERSISTENCE CONTINUE AS A SEPARATE OPERATION?

Persistence products, management, and customers will, upon completion of the acquisition, become part of the ObjectStore operating company of Progress. Persistence products will be marketed and sold by ObjectStore and current Persistence customers will be supported by ObjectStore. In parallel with this acquisition, ObjectStore intends to organize its operations into three complementary "lines of business" (LOBs). One of those LOBs will focus on data caching with Chris Keene, currently CEO of Persistence, assuming a leadership role in that effort. Other parts of Persistence (development, support, sales, etc.) will be integrated into their respective groups within ObjectStore.

WILL THIS IMPACT EXISTING OBJECTSTORE PRODUCTS AND HOW?

EdgeXtend will become the ObjectStore caching solution. EdgeXtend reflects no change in ObjectStore's previously articulated caching strategy, but EdgeXtend product strengths will accelerate ObjectStore's ability to fulfill that strategy.

WHAT IS THE TRANSACTION BEING ANNOUNCED?

Progress Software and Persistence Software have signed a definitive agreement by which Progress Software will acquire Persistence Software in an all-cash transaction for a purchase price of $5.70 per share or approximately $16 million in the aggregate.

WHAT IS THE TIMETABLE?

Progress and Persistence signed a definitive agreement on September 26th. The transaction is subject to Persistence stockholder approval and government review of filings with the Securities and Exchange Commission (SEC). This process may take up to 90 days, which should have the acquisition formally completed before the end of the calendar year.

DOES PERSISTENCE HAVE INTELLECTUAL PROPERTY OF VALUE?

Persistence has been awarded a number of patents in the area of object-relational mapping and caching, and has other patent applications pending. These patents validate the strong technological foundation upon which Persistence products were built and will extend the technological strengths already incorporated with ObjectStore's core Cache-Forward(TM) Architecture.

WILL THIS ACQUISITION IMPACT OTHER PROGRESS COMPANIES: OPENEDGE, SONIC, PEERDIRECT, DATADIRECT?

The primary focus of this acquisition is enhancing the data caching capabilities of ObjectStore's real-time data services initiatives.

WHAT IS THE IMPACT OF THIS ACQUISITION ON PROGRESS SOFTWARE'S FINANCIAL OUTLOOK?

The impact of this acquisition on Progress Software's fiscal 2004 or fiscal 2005 financial results will depend on the timing of the close. Progress currently anticipates that the acquisition of Persistence will add $8 million to $9 million in revenue for the first year and be cash flow positive. Progress expects the one-time non-cash acquisition-related charge for in-process research and development to be less than $1 million and the annual non-cash charge for amortization of acquired intangibles to be less than $1 million per year.


SAFE HARBOR STATEMENT

Except for the historical information and discussions contained herein, statements contained in this release about PSC, Persistence and the merger may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, Persistence's or PSC's inability to satisfy the conditions to closing of the merger, failure of Persistence's stockholders to approve the merger, the risk that Persistence's business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company's products, the growth rates of certain market segments, the positioning of the combined company's products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company's ability to penetrate international markets and manage its international operations. PSC and Persistence undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with PSC and Persistence and information concerning the merger, please refer to PSC's and Persistence's filings with the Securities and Exchange Commission, including PSC's and Persistence's annual reports on Form 10-K for the fiscal year ending 2003 and subsequently filed reports.

                           FREQUENTLY ASKED QUESTIONS

              PERSISTENCE SOFTWARE ACQUISITION BY PROGRESS SOFTWARE


WHO IS PROGRESS SOFTWARE?

Progress Software Corporation (PSC) is a $300M data management software company based in Bedford, MA. The flagship product of their main division is a complete application development and deployment environment, OpenEdge, that includes one of the market's leading embedded databases. Progress also comprises four additional operating units that include DataDirect (data connectivity), Sonic (enterprise integration and messaging); PeerDirect (application deployment and data synchronization) and ObjectStore (real-time data management and data services).

Progress plans to integrate Persistence within ObjectStore (www.objectstore.net). ObjectStore, also based in Bedford, MA and has about 50 employees. ObjectStore came to PSC through the December 2002 acquisition of eXcelon, whereby eXcelon's database group was integrated within Progress as the ObjectStore division. ObjectStore is both the name of the object database product and the business unit within Progress.

WHY THIS ACQUISITION?

ObjectStore, a Progress operating company, is pursuing growth opportunities in the market for real-time data services (RTDS) solutions, and the addition of Persistence accelerates the position ObjectStore has established. Historically, ObjectStore has competed as a vendor of object databases and it continues to offer the industry's leading product in that category. However, more recently, ObjectStore has introduced products for event processing (ObjectStore Event Engine, RFID Accelerator and Trading Accelerator) and data caching (ObjectCache). Collectively, these initiatives provide real time data management for service oriented architectures, or RTDS. Persistence products will significantly enhance ObjectStore's ability to develop and deploy data caching solutions, a key component of the RIDS strategy. Both ObjectStore and Persistence believe that as organizations continue to deploy new service-oriented architectures (SOA) or look for better ways to manage ever increasing volumes of enterprise data and events, the ability to provide a compelling set of data services - such as caching - for transaction-intensive, distributed applications will be an important growth opportunity.

WHAT IS THE SYNERGY BETWEEN OBJECTSTORE AND PERSISTENCE?

     1. SHARED VISION. ObjectStore and Persistence both provide RIDS products that enable the real time enterprise, which can respond immediately to fast-changing business events and data.

     2. PRODUCT SYNERGY. Persistence has unique strengths in the area of object-relational mapping and data modeling that enhance the deployment of data caching solutions in distributed, multi-tiered environments. Persistence also offers impressive flexibility with its support for multiple programming language environments (C++, Java, C#), multiple databases, and different application server environments. These Persistence features are complementary to ObjectStore's own performance and scalability strengths - available through its Cache-Forward(TM) Architecture and Virtual Memory Management technologies.

     3. SHARED MARKET FOCUS. ObjectStore and Persistence both have a strong presence in the financial services, transportation and telecommunications markets, and provide technologies for enterprise software developers and independent software vendors.

HOW WILL THIS AFFECT EXISTING PERSISTENCE CUSTOMERS?

Since Persistence technology will become an important component of ObjectStore's real-time data service strategy, customers can expect a strong commitment to research a development on the solid foundation of Persistence technology.

WILL PERSISTENCE CONTINUE AS A SEPARATE OPERATION?

Persistence products, management, and customers will, upon completion of the acquisition, become part of the ObjectStore operating company of Progress. Persistence products will be marketed and sold by ObjectStore and current Persistence customers will be supported by ObjectStore. In parallel with this

  Persistence Software Confidential - Do Not Distribute Outside of Persistence acquisition, ObjectStore intends to organize its operations into three complementary "lines of business" (LOBs). One of those LOBs will focus on data caching with Chris Keene, currently CEO of Persistence, assuming a leadership role in that effort. Other parts of Persistence (development, support, sales, etc.) will be integrated into their respective groups within ObjectStore.

WILL THIS IMPACT EXISTING OBJECTSTORE PRODUCTS AND HOW?

EdgeXtend will become the ObjectStore caching solution. EdgeXtend reflects no change in ObjectStore's previously articulated caching strategy, but EdgeXtend product strengths will accelerate ObjectStore's ability to fulfill that strategy.

WHAT IS THE TRANSACTION BEING ANNOUNCED?

Progress Software and Persistence Software have signed a definitive agreement by which Progress Software will acquire Persistence Software in an all-cash transaction for a purchase price of $5.70 per share or approximately $16 million in the aggregate.

WHAT IS THE TIMETABLE?

Progress and Persistence signed a definitive agreement on September 26th. The transaction is subject to Persistence stockholder approval and government review of filings with the Securities and Exchange Commission (SEC). This process may take up to 90 days, which should have the acquisition formally completed before the end of the calendar year.

DOES PERSISTENCE HAVE INTELLECTUAL PROPERTY OF VALUE?

Persistence has been awarded a number of patents in the area of object-relational mapping and caching, and has other patent applications pending. These patents validate the strong technological foundation upon which Persistence products were built and will extend the technological strengths already incorporated with ObjectStore's core Cache-Forward(TM) Architecture.

WILL THIS ACQUISITION IMPACT OTHER PROGRESS COMPANIES: OPENEDGE, SONIC, PEERDIRECT, DATADIRECT?

The primary focus of this acquisition is enhancing the data caching capabilities of ObjectStore's real-time data services initiatives.

WHAT IS THE IMPACT OF THIS ACQUISITION ON PROGRESS SOFTWARE'S FINANCIAL OUTLOOK?

The impact of this acquisition on Progress Software's fiscal 2004 or fiscal 2005 financial results will depend on the timing of the close. Progress currently anticipates that the acquisition of Persistence will add $8 million to $9 million in revenue for the first year and be cash flow positive. Progress expects the one-time non-cash acquisition-related charge for in-process research and development to be less than $1 million and the annual non-cash charge for amortization of acquired intangibles to be less than $1 million per year.

WHAT ATTRACTED PROGRESS SOFTWARE TO PERSISTENCE?

The ObjectStore division of Progress initiated discussions with Persistence in April. They approached Persistence because they see us as a leader in object-relational mapping and caching, with a strong management team and staff, and great customers.

TELL ME MORE ABOUT PROGRESS, ITS PRODUCTS AND ITS LOCATIONS.

The Progress Company provides software PRODUCTS for developing, deploying, integrating and managing e-business solutions. The best place to learn about Progress and its companies is at www.progress.com.

HOW ARE OBJECTSTORE'S PRODUCTS RELATED TO PERSISTENCE?

ObjectStore's flagship product is the ObjectStore database, capable of supporting both complex data models and high volumes of real time transactions. The company also markets an application that leverages the core ObjectStore architecture for complex event processing such as RFID, ObjectStore Event Engine. A caching product, ObjectCache, is also based upon the same core architecture. Though ObjectCache has a strong underlying architecture for caching in terms of performance, scalability, cache persistence, and transactional support, it lacked the strength of object-relational mapping capabilities, the breadth of languages, and the support for multiple databases that are available with Persistence.

DO THEY SERVE THE SAME CUSTOMERS AS WE DO? DO WE COMPETE?

ObjectStore sells to many of the same markets as we do - Finance, Telecommunications, Transportation, and Government among them.

HOW WILL OUR PRODUCTS INTEGRATE WITH PROGRESS PRODUCTS?

The plan is that EdgeXtend will become the flagship O/R mapping and caching product for the ObjectStore division. Over time, ObjectStore plans to add capabilities from its core ObjectCache product architecture to enhance EdgeXtend. Our products will be positioned as completely complementary to the existing object database products.

HOW WILL THE MERGER IMPACT OUR CUSTOMERS?

Over the last 3 years, customers have occasionally shared with us their concerns about doing business with a small technology company. Given that ObjectStore is committing to EdgeXtend as its strategic caching solution going forward, we believe our customers will see this as enormously positive. As a company with annual revenues that exceed $300M and consistent profitability, Progress provides tremendous stability and assurance to those customers.

WHAT IS THE PROCESS FOR THE MERGER? WHAT IS THE TIMEFRAME? WHEN DO WE START OPERATING AS PROGRESS EMPLOYEES?

The next several months will be a transition period during which the form of the merged company will be finalized. You may see - and be involved in - lots of activity, or you may feel as if nothing is happening at all. (Do not assume your lack of involvement in transition activities is bad. It means you are continuing to focus on and perform the critical activities related to conducting our business!) You will, however, receive continual updates on the merger to keep you informed of how the transaction is progressing. Typically, these transactions are completed within 90 days of the signing of the definitive agreement - after SEC regulatory and stockholder approvals have been obtained.

WHAT IS THE PLAN FOR OUR CURRENT EDGEXTEND PRODUCTS?

The EdgeXtend products will become the core O/R mapping and caching offering for the ObjectStore division. Over time, features of the current object caching product from ObjectStore will be added to EdgeXtend. ObjectStore will continue to support our non-EdgeXtend products, as well.

Through the integration of the ObjectStore technology, collaboration with the existing ObjectStore development team, and selective investment, the product roadmap for the EdgeXtend will be accelerated as well as expanded in scope.

WILL THERE BE IMPACT ON STAFFING?

Persistence has approximately 40 employees. Most of these employees will become part of the ObjectStore unit. PSC is committed to aggressively retain the top talent at Persistence. The exact details of the organizational plan is not yet known and will be part of the integration planning that occurs between the Definitive Agreement and the closing. There should be no discernible impact on staffing within other parts of Progress or any of its operating units.

WILL PERSISTENCE EMPLOYEES OR OFFICES BE RELOCATED?

There are no present plans to relocate employees or offices. Persistence is headquartered in San Mateo, CA and has additional facilities in San Diego and Surrey (UK), all of which will be retained after completion of the acquisition. There may be career opportunities in Bedford that would require individuals to relocate.

WILL THIS ANNOUNCEMENT DISRUPT PERSISTENCE'S ABILITY TO GENERATE REVENUES?

We anticipate no disruption. As part of the announcement activities, we are contacting customers and prospects via email, letters, and - in some cases - telephone calls, to explain the acquisition and the positive ramifications on their existing or prospective purchases. As integration teams begin to plan for combined operations, careful attention will be given to maintaining and improving results in the different operational areas once the acquisition is complete. We hope the announcement has a positive impact on Persistence product revenues.

HOW WILL THIS AFFECT PERSISTENCE CUSTOMERS?

Persistence customers will become ObjectStore customers. These customers represent an important asset and ObjectStore is committed to their support. Many Persistence customers are large Global 2000 organizations and will benefit significantly with the alignment of Persistence, a small, talented company, with the size and financial stability of Progress Software Corporation (PSC). PSC acquired Persistence because it believes in the strength and value of Persistence technology, and PSC plans to use that technology as a foundation for product development going forward. Furthermore, PSC has a history of commitment to the customers and products of the companies that it acquires. Note that this acquisition itself reflects an effort to deliver new capabilities to a PSC business unit that came to PSC by way of the eXcelon acquisition in December of 2002.

WHAT IS THE PLAN FOR PERSISTENCE TECHNOLOGY WITHIN THE OBJECTSTORE UNIT?

Upon completion of the transaction - currently expected by end of calendar year
- Persistence's EdgeXtend will become the ObjectStore caching product, replacing the currently marketed ObjectCache. Existing caching customers who use the current ObjectStore-based products will continue to be fully supported.

WHAT HAPPENS BETWEEN NOW AND CLOSING?

The deal is expected to be complete by end of the calendar year. Business integration teams involving all parts of PSC and Persistence will be formed to develop and execute integration plans. These teams will be planning everything from organizational issues and budgets to communications and schedules. There will be a detailed integration plan for each functional area of the business ready to execute starting the day of the closing.

WHEN WILL THE COMPANY INTEGRATION PROCESS BE COMPLETE?

The time required to execute the integration plans will vary by functional area, but all organizational changes should be fully implemented within a few weeks of closing, and all additional operational matters fully integrated within six months.

WHAT SHOULD I DO IF SOMEONE CALLS ME ABOUT THE PROPOSED ACQUISITION?

Given the rules associated with acquisitions of public companies, there is little information that can be provided in advance of the actual close of the transaction, other than information that is otherwise publicly available via the press release (available on both Persistence and ObjectStore web sites) and the public FAQs. Inquiries should be referred to those sources.

WHAT SHOULD WE SAY TO PROSPECTS AND CUSTOMERS BETWEEN NOW AND THE CLOSING?

You can speak generally about the reasons for the acquisition, as described in the public FAQs. Until completion, we remain two separate, independent public companies. Neither marketing nor sales activity can reflect any presumptions about the transaction other than referencing publicly available information in the press release and public FAQs. You should not provide this document. Rather, refer them to the web site for the press release and other materials.

The plan is that EdgeXtend will become the flagship O/R mapping and caching product for the ObjectStore division. Over time, ObjectStore plans to add capabilities from its core ObjectCache product architecture to enhance EdgeXtend. Our products will be positioned as completely complementary to the existing object database products.

HOW WILL THE MERGER IMPACT OUR CUSTOMERS?

Over the last 3 years, customers have occasionally shared with us their concerns about doing business with a small technology company. Given that ObjectStore is committing to EdgeXtend as its strategic caching solution going forward, we believe our customers will see this as enormously positive. As a company with annual revenues that exceed $300M and consistent profitability, Progress provides tremendous stability and assurance to those customers.

WHAT IS THE PROCESS FOR THE MERGER? WHAT IS THE TIMEFRAME? WHEN DO WE START OPERATING AS PROGRESS EMPLOYEES?

The next several months will be a transition period during which the form of the merged company will be finalized. You may see - and be involved in - lots of activity, or you may feel as if nothing is happening at all. (Do not assume your lack of involvement in transition activities is bad. It means you are continuing to focus on and perform the critical activities related to conducting our business!) You will, however, receive continual updates on the merger to keep you informed of how the transaction is progressing. Typically, these transactions are completed within 90 days of the signing of the definitive agreement - after SEC regulatory and stockholder approvals have been obtained.

WILL ALL EMPLOYEES BECOME EMPLOYEES OF PROGRESS SOFTWARE CORPORATION (PSC)?

Yes, all employees will be employed by PSC upon the successful close of the acquisition. The process whereby this will occur is as follows: For US employees, welcome letters will be distributed closer to the closing date. For international employees, it will be governed by local statutory requirements. During the transition period, we will be reviewing any potential redundancy positions between the two companies which may result in a limited reduction in force after the acquisition.

WILL MY JOB RESPONSIBILITIES CHANGE?

During the transition, your job responsibilities will not change. You may be asked to support the transition in some manner, but our primary focus will continue to be meeting our customers' needs and managing Persistence's business. After the close, we will be part of the ObjectStore team working on common business goals. As the business evolves, positions may as well.

WILL MY MANAGER CHANGE?

In most cases, your manager and your teams will remain the same.

WILL THE CURRENT PERSISTENCE OFFICES REMAIN OPEN?

Yes, the San Mateo, San Diego and Surrey offices will remain open.

WILL ANYONE HAVE TO RELOCATE?

In general, the business will continue to operate in its current locations. However, there may be career opportunities for individuals in Bedford that would require relocation.

HOW MANY EMPLOYEES ARE THERE AT PSC OVERALL?

Currently, there are over 1500 employees worldwide in PSC in 27 countries around the world. The three largest operating companies are the Progress Company, Sonic Software and Data Direct. There are just over 1000 employees in the Progress Company, 180 in Sonic Software and 170 in Data Direct. The balance is in PeerDirect, PSC Labs and corporate organizations (finance, facilities, distribution, communications, IT, etc).

WHAT IS THE COMPANY CULTURE LIKE (E.G. DRESS CODE, FLEX TIME, FORMALITY)?

PSC has an open and entrepreneurial culture where we value employee contributions and successes. Our values focus on leadership in the market, strong financial performance, partner and customer focus, employee professional growth and honesty and integrity. We have no formal dress code and casual attire is welcomed. Flex time practices are left to the managers of individual departments.

WILL MY HIRE DATE CHANGE?

Persistence employees will retain their service date, which will apply to all appropriate benefit programs. Further details will be provided with your welcome letter which will be distributed closer to the close date.

WILL THERE BE CHANGES TO MY CURRENT COMPENSATION?

Compensation will remain as is and any compensation plans, such commission plans, will remain for the balance of Persistence's established fiscal year. We anticipate that, after the close, potentially beginning January 1, 2005, compensation plans will be adjusted based upon newly established business goals for the balance of Progress' fiscal year which ends in November.

WILL MY COMMISSION PLAN OR TERRITORY CHANGE?

We do not expect that there will be changes in 2004. Established commission plans and sales territories are likely to remain the same through the end of the year. For 2005, it is anticipated that Progress compensation plans will be put in place.

WILL MY CHECK SAY PROGRESS OR PERSISTENCE? DOES PROGRESS PAY BIWEEKLY AS PERSISTENCE DOES? WILL MY CHECKS CONTINUE TO BE DIRECT DEPOSITED?

In the US, once Persistence employees have been transitioned onto Progress' payroll, targeted for January 1, 2005, the paychecks will say Progress Software Corporation. Progress pays semi-monthly on the 5th and 20th of each month. Progress does provide direct deposit as a payroll service and will advise on the specifics as the payroll transition approaches.

WHAT WILL HAPPEN TO OUR BENEFITS?

It is Progress' intention to transition Persistence employees onto Progress' benefit programs and will do so in a thoughtful way and as smoothly as possible for employees. This may mean many Persistence benefits programs will remain in place until a time after the closing date when it will be easier to transfer to a new plan. As details become available, they will be communicated.

Progress offers a complete benefit package for its employees. Highlights of the US benefit package include:

          o    A comprehensive PPO medical plan through Aetna.
          o    A comprehensive dental plan available through Delta Dental.
          o A 401(k) plan managed through Fidelity with a discretionary company match based on attaining corporate financial goals and subject to service requirements. For FY03, the company match was 104% up to a deferral rate of 6% of the first $200,000 of an employee's compensation.
          o Income protection coverage with short term and long term disability and employee life insurance all paid by the Company; optional life insurance available for employee, spouse, and dependent children.
          o Flexible spending reimbursement accounts to reimburse you for certain health and dental expenses.
          o An innovative Employee Stock Purchase Plan where employees can purchase PSC stock at a 15% discount with an extended offering period of 27 months (versus 6 months typically), to maximize the potential for gains.
          o Time off policies allowing for employee flexibility - includes a competitive vacation package and holiday pay.

     Complete details of PSC's benefit package and costs will be provided as we move closer to the actual close. As indicated above, Persistence employees will retain their service date, which will apply to all appropriate benefit programs.

HOW DOES THIS AFFECT MY STOCK OPTIONS?

Your vested stock options that are in the money (e.g., the option price is less than the offer price) will be converted into cash payments equal to the offer price less the option price times the number of vested options. Your unvested options will be cancelled, with the exception of the 12/18/03 grants, whose vesting will be accelerated by approximately one month to trigger the one year cliff vesting of 50% of those shares. So for example, if you received a grant of 2,000 shares on 12/18/03, one half, or one thousand of those shares will be vested as of the closing date.

HOW DOES THIS AFFECT MY ANNUAL BONUS?

Progress intends to honor the spirit of the Persistence annual bonus program. Provided that Persistence obtains specific revenue targets for Q4, progress will pay an employee bonus in february of next year.

HOW DOES THIS IMPACT ESPP? WHAT WILL HAPPEN WITH MY CURRENT CONTRIBUTIONS?

Just as the stock option plan will end, Persistence's ESPP will eventually be terminated. Options regarding when that plan will end are currently being discussed. We are required to provide advance notice of any changes in the plan, thus when a decision has been finalized, a separate communication will be distributed to employees.

WHAT IF I HAVE AN EMPLOYMENT VISA WITH PERSISTENCE?

Employment visas will transfer to Progress as part of the transaction. Progress is committed to working with their foreign national employees to manage their specific visa and residency application needs.

AM I ABLE TO BUY OR SELL PERSISTENCE STOCK - ARE THERE ANY LIMITATIONS ON THESE ACTIVITIES DURING THIS TIME?

Yes, there are limitations on buying and selling Persistence and Progress stock at this time. If you have questions or would like further clarification, please contact persistence legal counsel.

[PROGRESS SOFTWARE LOGO]

FOR IMMEDIATE RELEASE

PRESS CONTACTS:
Candace Clemens                                    John Moran
Progress Software Corporation                      Schwartz Communications, Inc.
(781) 280-4101                                     (781) 684-0770
cclemens@progress.com                              progress@schwartz-pr.com


          PROGRESS SOFTWARE CORPORATION TO ACQUIRE PERSISTENCE SOFTWARE
              TO ACCELERATE GROWTH OF OBJECTSTORE OPERATING COMPANY

               ADDITION OF PERSISTENCE STRENGTHENS OBJECTSTORE'S
                        REAL-TIME DATA SERVICES OFFERING

BEDFORD, MASS. AND SAN MATEO, CA-SEPTEMBER 27, 2004-Progress Software Corporation (PSC) (Nasdaq: PRGS), a supplier of leading technology to develop, deploy, integrate and manage business applications and Persistence(R) Software, Inc. (Nasdaq: PRSW) today jointly announced an agreement by which PSC will acquire Persistence, the technology and market leader in distributed data access and caching software, in an all-cash transaction for a purchase price of $5.70 per share or approximately $16 million in the aggregate. Upon the closing of the transaction, Persistence will become part of ObjectStore, an operating company of PSC that provides products for real-time data management.

"ObjectStore has already established a significant market position in enabling real-time data services, and this acquisition is another step in accelerating the company's growth and market leadership," said Joseph Alsop, co-founder and chief executive officer of PSC. "Real time performance is a critical factor in more and more applications as customers implement the 'real-time enterprise'. The addition of Persistence will greatly enhance ObjectStore's ability to deliver open, scalable data caching solutions that simplify the job of architecting performant and scalable data access and allow software developers to concentrate on their application requirements."

Persistence offers a suite of data caching products designed to enable high volume, high performance applications utilizing standard relational databases. Persistence EdgeXtend provides a distributed "data services" layer that both simplifies and accelerates data access. Proven in customer deployments among many companies within the Global 2000 (including Citicorp, JPMorganChase, FedEx and Reuters), the company's technology strength is exemplified by a significant portfolio of patents in the areas of object-relational mapping and data caching.

PERSISTENCE ACCELERATES REAL TIME DATA SERVICES STRATEGY FOR SOA

"Both ObjectStore and Persistence help businesses make decisions while they still matter - in real time and based on up-to-the-second information," noted Peter Sliwkowski, president of ObjectStore. "EdgeXtend's data services products provide tools that provide a real-time view of an enterprise's existing data assets via a flexible, service oriented architecture (SOA). EdgeXtend's flexible and open object-to-relational (O/R) mapping modeling tools and support of C++, Java, and C# languages will be leveraged by ObjectStore immediately."

ACQUISITION TO ENHANCE OBJECTSTORE'S ORGANIZATION AND ACCELERATE GROWTH

To capitalize fully upon the opportunities made available with this acquisition, ObjectStore plans to organize its operations around three complementary lines of business, all of which focus on delivering real-time data service capabilities. These units are: 1) distributed data caching, whose products will be those acquired via this transaction and renamed ObjectStore EdgeXtend, 2) event processing, whose products include ObjectStore Event Engine, and 3) object data management, whose products include the industry's leading object database, ObjectStore. To help drive execution of this strategy, Chris Keene of Persistence will assume leadership of the ObjectStore distributed data caching line of business.

"Progress Software brings the critical mass of resources and technology needed to extend the leadership of our EdgeXtend product family in the market for data access and caching," said Chris Keene, chief executive officer of Persistence. "As part of ObjectStore's real-time data services suite, we can deliver unparalleled performance and scalability."

COMBINED TECHNOLOGIES PROVIDE UNIQUE VALUE TO CUSTOMERS

In addition to existing capabilities, ObjectStore plans to enhance EdgeXtend with functionality currently available in the patented Cache-Forward(TM) Architecture of ObjectCache. "Data access is a critical performance factor for modem distributed applications. Data caching should be front and center in the minds of system designers concerned about performance," said Chris Keene. "Persistence's strengths in modeling tools and O/R mapping should pay real dividends for ObjectStore. And the combination of our products and those from ObjectStore will be backed by the strengths of Progress Software as a software industry leader."

Both ObjectStore and Persistence share a number of common markets, with many blue-chip customers in financial services, logistics, travel, government, and other sectors that demand scalable architectures that deliver large volumes of data to mission critical applications in real time.

ABOUT THE TRANSACTION

The acquisition has been approved by the boards of directors of PSC and Persistence and is subject to the approval of Persistence's stockholders. The acquisition is expected to close within 90 days, subject to satisfaction of customary closing conditions. The impact of this acquisition on PSC's fiscal 2004 or 2005 results will depend on the timing of the closing. However, PSC anticipates first year revenue related to the acquisition to be in the range of $8 million to $9 million and the effect of the acquisition on pro-forma operating income, which excludes the impact of non-cash acquisition-related charges, to be neutral to slightly accretive (under 1 cent per share).

All of the directors, certain officers and the largest stockholder of Persistence, holding approximately 28% of Persistence's outstanding common stock in the aggregate, have entered into stockholders agreements with PSC agreeing to vote in favor of the merger.

CONFERENCE CALL/WEBCAST AT 10 AM EDT TODAY

PSC's conference call to discuss this acquisition will be Webcast live today at 10:00 a.m. Eastern via CCBN on the company's Web site, located at www.progress.com/investors. The call will also be Webcast live via Yahoo (www.yahoo.com), Motley Fool (www.fool.com), Streetevents
(www.streetevents.com), TD Waterhouse (www.tdwaterhouse.com) and Fidelity.com (www.fidelity.com). An archived version of the conference call will be available for replay.

ABOUT PERSISTENCE SOFTWARE, INC.

Persistence Software (NASDAQ: PRSW) is the Data Services platform for the Real-Time Enterprise. Since 1991, Persistence products have provided reliable, distributed caching infrastructure that is automatically generated by model-driven, object-relational mapping tools. The EdgeXtend product family is the only cross-platform data access and caching software that meets requirements for all stages of the application development lifecycle-from design through performance testing and deployment. Persistence's patented technology supports cross-platform deployment of high-performance, custom applications written in Java, C++ or C#, including those built for BEA WebLogic(R), IBM WebSphere(R) or using the Microsoft(R).NET framework. Over 100 companies in the Forbes Global 2000 have successfully deployed Persistence's software to achieve performance and developer productivity-while dramatically cutting infrastructure and operational costs-including Adobe, Air France, Citigroup, EUROCONTROL, FedEx, Motorola, NetJets, and Reuters. Find Persistence on the web at www.persistence.com.

ABOUT OBJECTSTORE

ObjectStore is a global provider of real-time data management products. Its products enable corporate data caching and complex event processing, and its leading object database is renowned for performance and scalability. ObjectStore(R) products are supporting RFID implementations, and are deployed in industries such as finance, telecommunications and travel, where companies rely on them to complement their corporate data management infrastructure.

ObjectStore is an operating company of Progress Software Corporation (Nasdaq:
PRGS), a $300+ million global software industry leader. Headquartered in Bedford, Mass., ObjectStore can be reached on the Web at http://www.objectstore.net or by phone at +1-781-280-4000.

ABOUT PROGRESS SOFTWARE CORPORATION

Progress Software Corporation (Nasdaq: PRGS) is a $300+ million global software industry leader. PSC supplies technologies for all aspects of the development, deployment, integration and management of business applications through its operating companies: Progress Software, Sonic Software Corporation, DataDirect Technologies, ObjectStore and PeerDirect. Headquartered in Bedford, Mass., PSC can be reached on the Web at http://www.progress.com or by phone at +1-781-280-4000.

          OBJECTSTORE, OBJECTCACHE, AND CACHE FORWARD ARE TRADEMARKS OR REGISTERED TRADEMARKS OF PROGRESS SOFTWARE CORPORATION IN THE UNITED
      STATES AND OTHER COUNTRIES. PERSISTENCE AND EDGEXTEND ARE REGISTERED
        TRADEMARKS OF PERSISTENCE SOFTWARE, INC. IN THE UNITED STATES AND
      OTHER COUNTRIES. ALL OTHER MARKS CONTAINED HEREIN ARE THE PROPERTY OF
                            THEIR RESPECTIVE OWNERS.

IN CONNECTION WITH THE MERGER, PERSISTENCE PLANS TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND MAIL THE PROXY STATEMENT AND RELATED MATERIALS TO STOCKHOLDERS OF PERSISTENCE. STOCKHOLDERS OF PERSISTENCE ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PERSISTENCE, THE MERGER AND OTHER RELATED MATTERS. INVESTORS AND SECURITY HOLDERS CAN OBTAIN FREE COPIES OF THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BY CONTACTING BRIAN TOBIN, ACTING CFO, PERSISTENCE SOFTWARE, 1720 SOUTH AMPHLETT BLVD, THIRD FLOOR, SAN MATEO, CALIFORNIA, TELEPHONE: (650) 372-3600. INVESTORS AND SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY PERSISTENCE AND PSC WITH THE SEC IN CONNECTION WITH THE MERGER AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

PSC, PERSISTENCE AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND OTHER EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM PERSISTENCE'S STOCKHOLDERS IN CONNECTION WITH THE MERGER. SUCH INDIVIDUALS MAY BE DEEMED TO HAVE INTERESTS IN THE MERGER, INCLUDING AS A RESULT OF HOLDING OPTIONS OR SHARES OF PERSISTENCE STOCK. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF PERSISTENCE AND THEIR OWNERSHIP OF PERSISTENCE STOCK IS SET FORTH IN PERSISTENCE'S PROXY STATEMENT FOR ITS 2004 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF THE ABOVE-MENTIONED PERSONS IN THIS TRANSACTION BY READING THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

SAFE HARBOR STATEMENT

EXCEPT FOR THE HISTORICAL INFORMATION AND DISCUSSIONS CONTAINED HEREIN, STATEMENTS CONTAINED IN THIS RELEASE ABOUT PSC, PERSISTENCE AND THE MERGER MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS CONCERNING THE EXPECTED BENEFITS AND TIMING OF THE MERGER. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:
AN UNEXPECTED INCREASE IN COSTS RELATED TO THE MERGER, UNEXPECTED DELAYS INVOLVED IN THE CLOSING OF THE MERGER, PERSISTENCE'S OR PSC'S INABILITY TO SATISFY THE CONDITIONS TO CLOSING OF THE MERGER, FAILURE OF PERSISTENCE'S STOCKHOLDERS TO APPROVE THE MERGER, THE RISK THAT PERSISTENCE'S BUSINESS AND TECHNOLOGY WILL NOT BE INTEGRATED SUCCESSFULLY, THE RECEIPT AND SHIPMENT OF NEW ORDERS FOR THE COMBINED COMPANY, THE TIMELY RELEASE OF ENHANCEMENTS TO THE COMBINED COMPANY'S PRODUCTS, THE GROWTH RATES OF CERTAIN MARKET SEGMENTS, THE POSITIONING OF THE COMBINED COMPANY'S PRODUCTS IN THOSE MARKET SEGMENTS, VARIATIONS IN THE DEMAND FOR CUSTOMER SERVICE AND TECHNICAL SUPPORT FROM THE COMBINED COMPANY, PRICING PRESSURES AND THE COMPETITIVE ENVIRONMENT IN THE SOFTWARE INDUSTRY, BUSINESS AND CONSUMER USE OF THE INTERNET, AND THE COMBINED COMPANY'S ABILITY TO PENETRATE INTERNATIONAL MARKETS AND MANAGE ITS INTERNATIONAL OPERATIONS. PSC AND PERSISTENCE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS WHETHER IN RESPONSE TO NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR FURTHER INFORMATION REGARDING RISKS AND UNCERTAINTIES ASSOCIATED WITH PSC AND PERSISTENCE AND INFORMATION CONCERNING THE MERGER, PLEASE REFER TO PSC'S AND PERSISTENCE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING PSC'S AND PERSISTENCE'S ANNUAL REPORTS ON FORM 10-K FOR THE FISCAL YEARS ENDING 2003 AND SUBSEQUENTLY FILED REPORTS.